UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       February 29, 2008
MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
50 Cobham Drive, Orchard Park, NY 14127-4121

(Address of principal executive offices)
Registrant’s telephone number, including area code:            716-855-1068

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
On February 29, 2008, Minrad International, Inc. issued a press release relating to its participation in the World Congress of Anesthesia and referencing its CEO, Bill Burns, opening presentation. Mr. Burns’ presentation discusses the Company’s first quarter backlog and revenue projections for 2008 through 2010. The press release is furnished with this report as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1     Press Release of Minrad International, Inc, dated February 29, 2008, relating to its participation in the World Congress of Anesthesia and the opening presentation by Bill Burns, Chairman and CEO of Minrad International, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC. (Registrant)
February, 29, 2008	By:	/s/ WILLIAM H. BURNS, JR.
William H. Burns, Jr.
CEO

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release